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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): July 1, 2002


                          FRANKLIN CAPITAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          1-9727                                         13-3419202
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 (Commission File Number)                   (I.R.S. Employer Identification No.)


     450 PARK AVENUE, 10TH FLOOR
         NEW YORK, NEW YORK                                          10022
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(Address of Principal Executive offices)                           (Zip Code)


                                 (212) 486-2323
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.  OTHER EVENTS.

         On July 1, 2002, Franklin Capital Corporation ("Franklin") announced that it had exercised its contractual right to terminate the Agreement and Plan of Merger, dated as of December 4, 2001, between Franklin and Change Technology Partners, Inc. A copy of the press release announcing such termination is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a), (b) Not applicable.

         (c) Exhibits:



         Exhibit No.                 Exhibit
         -----------                 -------

           99.1                      Press Release dated July 1, 2002.









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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      FRANKLIN CAPITAL CORPORATION


Date: July 1, 2002                    By: /s/ Spencer L. Brown
                                          -----------------------------------
                                          Spencer L. Brown
                                          Senior Vice-President

















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
                                 EXHIBIT INDEX


         Exhibit No.                 Exhibit
         -----------                 -------

           99.1                      Press Release dated July 1, 2002.



















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